                                                                    Exhibit 21.1

                                 Subsidiaries
                                 ------------


U.S. Subsidiaries                                                      State of Incorporation
-----------------                                                      ----------------------
Abel Center for Rehabilitation Therapies, Inc.                                 Oregon
Affiliated Physical Therapists, Ltd.                                           Arizona
Allegany Hearing and Speech, Inc.                                              Maryland
American Transitional Hospitals, Inc.                                          Delaware
Athens Sport Medicine Clinic, Inc.                                             Georgia
Ather Sports Injury Clinic, Inc.                                               California
Atlantic Health Group, Inc.                                                    Delaware
Atlantic Rehabilitation Services, Inc.                                         New Jersey
Boca Rehab Agency, Inc.                                                        Delaware
Buendel Physical Therapy, Inc.                                                 Florida
C.E.R. - West, Inc.                                                            Michigan
CCISUB, Inc.                                                                   North Carolina
CMC Center Corporation                                                         California
Cenla Physical Therapy & Rehabilitation Agency, Inc.                           Louisiana
Center for Evaluation & Rehabilitation, Inc.                                   Michigan
Center for Physical Therapy and Sports Rehabilitation, Inc.                    New Mexico
CenterTherapy, Inc.                                                            Minnesota
Champion Physical Therapy, Inc.                                                Pennsylvania
C.O.A.S.T. Institute Physical Therapy, Inc.                                    California
Connecticut NovaCare Ventures, Inc.                                            Connecticut
Coplin Physical Therapy Associates, Inc.                                       Minnesota
Crowley Physical Therapy Clinic, Inc.                                          Louisiana
Douglas Avery & Associates, Ltd.                                               Virginia
Elk County Physical Therapy, Inc.                                              Pennsylvania
Fine, Bryant & Wah, Inc.                                                       Maryland
Francis Naselli, Jr. & Stewart Rich Physical Therapists, Inc.                  Pennsylvania
Gallery Physical Therapy Center, Inc.                                          Minnesota
Georgia NovaCare Ventures, Inc.                                                Georgia
Georgia Physical Therapy of West Georgia, Inc.                                 Georgia
Georgia Physical Therapy, Inc.                                                 Georgia
Greater Sacramento Physical Therapy Associates, Inc.                           California
Grove City Physical Therapy and Sports Medicine, Inc.                          Pennsylvania
Gulf Breeze Physical Therapy, Inc.                                             Florida
Gulf Coast Hand Specialists, Inc.                                              Florida
Hand Therapy and Rehabilitation Associates, Inc.                               California
Hand Therapy Associates, Inc.                                                  Arizona
Hangtown Physical Therapy, Inc.                                                California

U.S. Subsidiaries                                                      State of Incorporation
-----------------                                                      ----------------------


Hawley Physical Therapy, Inc.                                                  California
Human Performance and Fitness, Inc.                                            California
Indianapolis Physical Therapy and Sports Medicine, Inc.                        Indiana
Intensiva Healthcare Corporation                                               Delaware
Intensiva Hospital of Greater St. Louis, Inc.                                  Missouri
Joyner Sports Science Institute, Inc.                                          Pennsylvania
Joyner Sportsmedicine Institute, Inc.                                          Pennsylvania
Kentucky Rehabilitation Services, Inc.                                         Kentucky
Lynn M. Carlson, Inc.                                                          Arizona
Mark Butler Physical Therapy Center, Inc.                                      New Jersey
Metro Rehabilitation Services, Inc.                                            Michigan
Metro Therapy, Inc.                                                            New York
Michigan Therapy Centre, Inc.                                                  Michigan
MidAtlantic Health Group, Inc.                                                 Delaware
Monmouth Rehabilitation, Inc.                                                  New Jersey
New England Health Group, Inc.                                                 Massachusetts
New Mexico Physical Therapists, Inc.                                           New Mexico
Northside Physical Therapy, Inc.                                               Ohio
NovaCare Occupational Health Services, Inc.                                    Delaware
NovaCare Outpatient Rehabilitation East, Inc.                                  Delaware
NovaCare Outpatient Rehabilitation of California, Inc.                         California
NovaCare Outpatient Rehabilitation, Inc.                                       Kansas
NovaCare Outpatient Rehabilitation West, Inc.                                  Delaware
NovaCare Rehabilitation, Inc.                                                  Minnesota
Ortho Rehab Associates, Inc.                                                   Florida
P.T. Services Company                                                          Ohio
P.T. Services, Inc.                                                            Ohio
P.T. Services Rehabilitation, Inc.                                             Ohio
Peter Trailov R.P.T. Physical Therapy Clinic, Orthpaedic Rehabilitation
 & Sports Medicine, Ltd.                                                       Illinois
Physical Rehabilitation Partners, Inc.                                         Louisiana
Physical Therapy Enterprises, Inc.                                             Arizona
Physical Therapy Institute, Inc.                                               Louisiana
Physical Therapy Services of the Jersey Cape, Inc.                             New Jersey
Physio-Associates, Inc.                                                        Pennsylvania
Pro Active Therapy of Ahoskie, Inc.                                            North Carolina
Pro Active Therapy of Gaffney, Inc.                                            South Carolina

U.S. Subsidiaries                                                      State of Incorporation
-----------------                                                      ----------------------

Pro Active Therapy of Greenville, Inc.                                         North Carolina
Pro Active Therapy of North Carolina, Inc.                                     North Carolina
Pro Active Therapy of Rocky Mount, Inc.                                        North Carolina
Pro Active Therapy of South Carolina, Inc.                                     South Carolina
Pro Active Therapy of Virginia, Inc.                                           Virginia
Pro Active Therapy, Inc.                                                       North Carolina
Professional Therapeutic Services, Inc.                                        Ohio
Quad City Management, Inc.                                                     Iowa
RCI (Colorado), Inc.                                                           Delaware
RCI (Exertec), Inc.                                                            Delaware
RCI (Michigan), Inc.                                                           Delaware
RCI (S.P.O.R.T.), Inc.                                                         Delaware
RCI (WRS), Inc.                                                                Delaware
RCI Nevada, Inc.                                                               Delaware
Rebound Oklahoma, Inc.                                                         Oklahoma
Redwood Pacific Therapies, Inc.                                                California
Rehab Advantage, Inc.                                                          Delaware
Rehab Managed Care of Arizona, Inc.                                            Delaware
Rehab Provider Network - California, Inc.                                      California
Rehab Provider Network - East I, Inc.                                          Delaware
Rehab Provider Network - East II, Inc.                                         Maryland
Rehab Provider Network - Georgia, Inc.                                         Georgia
Rehab Provider Network - Indiana, Inc.                                         Indiana
Rehab Provider Network - Michigan, Inc.                                        Michigan
Rehab Provider Network - New Jersey, Inc.                                      New Jersey
Rehab Provider Network - Ohio, Inc.                                            Ohio
Rehab Provider Network - Oklahoma, Inc.                                        Oklahoma
Rehab Provider Network - Pennsylvania, Inc.                                    Pennsylvania
Rehab Provider Network - Virginia, Inc.                                        Virginia
Rehab Provider Network - Washington, D.C., Inc.                                District of Columbia
Rehab Provider Network of Colorado, Inc.                                       Colorado
Rehab Provider Network of Florida, Inc.                                        Florida
Rehab Provider Network of Nevada, Inc.                                         Nevada
Rehab Provider Network of New Mexico, Inc.                                     New Mexico
Rehab Provider Network of North Carolina, Inc.                                 North Carolina
Rehab Provider Network of Texas, Inc.                                          Texas
Rehab Provider Network of Wisconsin, Inc.                                      Wisconsin
Rehab World, Inc.                                                              Delaware
Rehab/Work Hardening Management Associates, Ltd.                               Pennsylvania
RehabClinics (GALAXY), Inc.                                                    Illinois
RehabClinics (New Jersey), Inc.                                                Delaware
RehabClinics (PTA), Inc.                                                       Delaware
RehabClinics (SPT), Inc.                                                       Delaware

U.S. Subsidiaries                                                      State of Incorporation
-----------------                                                      ----------------------

RehabClinics Abilene, Inc.                                                     Delaware
RehabClinics Dallas, Inc.                                                      Delaware
RehabClinics Pennsylvania, Inc.                                                Pennsylvania
RehabClinics, Inc.                                                             Delaware
S.T.A.R.T., Inc.                                                               Massachusetts
Select Air Corporation                                                         Delaware
Select Employment Services, Inc.                                               Delaware
Select Hospital Investors, Inc.                                                Delaware
SelectMark, Inc.                                                               Delaware
Select Medical of Kentucky, Inc.                                               Delaware
Select Medical of Maryland, Inc.                                               Delaware
Select Medical of New Jersey, Inc.                                             Delaware
Select Medical of New York, Inc.                                               Delaware
Select Medical of Ohio, Inc.                                                   Delaware
Select Medical of Pennsylvania, Inc.                                           Delaware
Select Specialty Hospital - Akron, Inc.                                        Missouri
Select Specialty Hospital - Akron II, Inc.                                     Delaware
Select Specialty Hospital - Ann Arbor, Inc.                                    Missouri
Select Specialty Hospital - Battle Creek, Inc.                                 Missouri
Select Specialty Hospital - Beech Grove, Inc.                                  Missouri
Select Specialty Hospital - Biloxi, Inc.                                       Mississippi
Select Specialty Hospital - Bloomington, Inc.                                  Delaware
Select Specialty Hospital - Central Detroit, Inc.                              Delaware
Select Specialty Hospital - Charleston, Inc.                                   Delaware
Select Specialty Hospital - Cincinnati, Inc.                                   Missouri
Select Specialty Hospital - Columbus, Inc.                                     Delaware
Select Specialty Hospital - Columbus/University, Inc.                          Missouri
Select Specialty Hospital - Dallas, Inc.                                       Delaware
Select Specialty Hospital - Denver, Inc.                                       Delaware
Select Specialty Hospital - Durham, Inc.                                       Delaware
Select Specialty Hospital - Erie, Inc.                                         Delaware
Select Specialty Hospital - Evansville, Inc.                                   Missouri
Select Specialty Hospital - Flint, Inc.                                        Missouri
Select Specialty Hospital - Fort Smith, Inc.                                   Missouri
Select Specialty Hospital - Fort Wayne, Inc.                                   Missouri
Select Specialty Hospital - Greensburg, Inc.                                   Delaware
Select Specialty Hospital - Houston, Inc.                                      Delaware
Select Specialty Hospital - Indianapolis, Inc.                                 Delaware
Select Specialty Hospital - Jackson, Inc.                                      Delaware
Select Specialty Hospital - Johnstown, Inc.                                    Missouri
Select Specialty Hospital - Kansas City, Inc.                                  Missouri
Select Specialty Hospital - Knoxville, Inc.                                    Delaware
Select Specialty Hospital - Little Rock, Inc.                                  Delaware
Select Specialty Hospital - Louisville, Inc.                                   Delaware

U.S. Subsidiaries                                         State of Incorporation
------------------                                        ----------------------

Select Specialty Hospital - Macomb County, Inc.                     Missouri
Select Specialty Hospital - Memphis, Inc.                           Delaware
Select Specialty Hospital - Mesa, Inc.                              Delaware
Select Specialty Hospital - Miami, Inc.                             Delaware
Select Specialty Hospital - Milwaukee, Inc.                         Delaware
Select Specialty Hospital - Morgantown, Inc.                        Delaware
Select Specialty Hospital - Nashville, Inc.                         Delaware
Select Specialty Hospital - New Orleans, Inc.                       Delaware
Select Specialty Hospital - North Knoxville, Inc.                   Missouri
Select Specialty Hospital - Northwest Detroit, Inc.                 Delaware
Select Specialty Hospital - Northwest Indiana, Inc.                 Missouri
Select Specialty Hospital - Oklahoma City/East Campus, Inc.         Missouri
Select Specialty Hospital - Oklahoma City, Inc.                     Delaware
Select Specialty Hospital - Omaha, Inc.                             Missouri
Select Specialty Hospital - Philadelphia/AEMC, Inc.                 Missouri
Select Specialty Hospital - Phoenix, Inc.                           Delaware
Select Specialty Hospital - Pittsburgh, Inc.                        Missouri
Select Specialty Hospital - Pontiac, Inc.                           Missouri
Select Specialty Hospital - Reno, Inc.                              Missouri
Select Specialty Hospital - Saginaw, Inc.                           Delaware
Select Specialty Hospital - San Antonio, Inc.                       Delaware
Select Specialty Hospital - Sarasota, Inc.                          Delaware
Select Specialty Hospital - Sioux Falls, Inc.                       Missouri
Select Specialty Hospital - Topeka, Inc.                            Missouri
Select Specialty Hospital - TriCities, Inc.                         Delaware
Select Specialty Hospital - Tulsa, Inc.                             Delaware
Select Specialty Hospital - West Columbus, Inc.                     Delaware
Select Specialty Hospital - Western Michigan, Inc.                  Missouri
Select Specialty Hospital - Wichita, Inc.                           Missouri
Select Specialty Hospital - Wilmington, Inc.                        Missouri
Select Specialty Hospital - Wyandotte, Inc.                         Delaware
Select Specialty Hospital - Youngstown, Inc.                        Missouri
Select Specialty Hospitals, Inc.                                    Delaware
Select Synergos, Inc.                                               Delaware
Select Unit Management, Inc.                                        Delaware
SLMC Finance Corporation                                            Delaware
SMC of Florida, Inc.                                                Delaware
South Jersey Physical Therapy Associates, Inc.                      New Jersey
South Jersey Rehabilitation and Sports Medicine Center, Inc.        New Jersey
Southpointe Fitness Center, Inc.                                    Pennsylvania
Southwest Emergency Associates, Inc.                                Arizona
Southwest Physical Therapy, Inc.                                    New Mexico
Southwest Therapists, Inc.                                          New Mexico
Sports & Orthopedic Rehabilitation Services, Inc.                   Florida
Sports Therapy and Arthritis Rehabilitation, Inc.                   Delaware

U.S. Subsidiaries                                                         State of Incorporation
-----------------                                                         ----------------------
Star Physical Therapy, Inc.                                                         Florida
Stephenson-Holtz, Inc.                                                              California
The Center for Physical Therapy and Rehabilitation, Inc.                            New Mexico
The Orthopedic Sports and Industrial Rehabilitation Network, Inc                    Pennsylvania
Treister, Inc.                                                                      Ohio
Valley Group Physical Therapists, Inc.                                              Pennsylvania
Vanguard Rehabilitation, Inc.                                                       Arizona
Victoria Healthcare, Inc.                                                           Florida
Wayzata Physical Therapy Center, Inc.                                               Minnesota
West Penn Rehabilitation Services, Inc.                                             Pennsylvania
West Side Physical Therapy, Inc.                                                    Ohio
West Suburban Health Partners, Inc.                                                 Minnesota
Yuma Rehabilitation Center, Inc.                                                    Arizona

Canadian Subsidiaries                                                  Province of Incorporation
---------------------                                                  -------------------------
Canadian Back Institute Limited                                               Ontario
1263568 Ontario Limited                                                       Ontario
Dynamic Rehabilitation, Inc.                                                  Ontario
Eastern Rehabilitation, Inc.                                                  Ontario
Rehab Health, Inc.                                                            Ontario
S.T.A.R. Rehab, Inc.                                                          Saskatchewan
S.T.A.R. Rehab (North Battleford), Inc.                                       Saskatchewan

U.S. Partnerships and Limited Liability Companies                      State of Formation
-------------------------------------------------                      ------------------

Avalon Rehabilitation & Healthcare, LLC                                       Delaware
G.P. Therapy L.L.C.                                                           Georgia
Kentucky Orthopedic Rehabilitation, LLC                                       Delaware
Medical Information Management Systems, LLC                                   Delaware
Millennium Rehab Services, L.L.C.                                              Delaware
NovaCare Health Group, LLC                                                    Delaware
NW Rehabilitation Associates, L.P.                                            Delaware
Rehab Advantage Therapy Services, LLC                                         Delaware
Select Management Services, LLC                                               Delaware
Select - Houston Partners, L.P.                                               Delaware
Select Software Ventures, LLC                                                 Delaware
Select Specialty Hospital - Camp Hill, L.P.                                   Delaware
Select Specialty Hospital - Houston, L.P.                                     Delaware
Sunrise Investment, LLC
TJ Corporation I, L.L.C.                                                      Delaware
TJ Partnership I                                                              Florida

Canadian Limited Partnerships                                          Province of Declaration of Partnership
-----------------------------                                          --------------------------------------
CBI Barrie Limited Partnership                                                Ontario
CBI Burnaby Limited Partnership                                               Ontario
CBI Cambridge Limited Partnership                                             Ontario
CBI Edmonton Limited Partnership                                              Ontario
CBI Gatineau Limited Partnership                                              Ontario
CBI Kitchener Limited Partnership                                             Ontario
CBI Lethbridge Limited Partnership                                            Ontario
CBI London East Limited Partnership                                           Ontario
CBI London Limited Partnership                                                Ontario
CBI Mississauga Limited Partnership                                           Ontario
CBI Montreal Limited Partnership                                              Ontario
CBI Niagara Limited Partnership                                               Ontario
CBI Ottawa Limited Partnership                                                Ontario
CBI Ottawa West Limited Partnership                                           Ontario
CBI Port Coquitlam Limited Partnership                                        Ontario
CBI Regina Limited Partnership                                                Ontario
CBI Richmond Limited Partnership                                              Ontario

CBI Sarnia Limited Partnership                               Ontario
CBI St. Clair West Limited Partnership                       Ontario
CBI Sudbury Limited Partnership                              Ontario
CBI Surrey Limited Partnership                               Ontario
CBI Windsor Limited Partnership                              Ontario

                               Part II - Other Equity Investments

U.S. Minority Interests                               State of Formation
-----------------------                               ------------------

DVMC/U.S. Regional Partnership                               Pennsylvania
Garrett Rehab Services, LLC                                  Maryland
Mercy/Joyner Associates                                      Pennsylvania
Mt. Sinai/U.S. Regional, Inc.                                Pennsylvania
Optima Rehabilitation Services, Ltd.                         Ohio
Optima Rehabilitation Services II, Ltd.                      Ohio
Work Horizons, Ltd.                                          Ohio

Canadian Minority Interests                           Province of Incorporation
---------------------------                           -------------------------

CBI Physical Therapy Inc.                                    Ontario
CBI Physiotherapists Corp.                                   Ontario
CBI Professional Services Inc.                               Ontario

Foreign Minority Interests                            Country of Incorporation
--------------------------                            ------------------------
Raffles Insurance Limited                                    Cayman Islands

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